UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 21, 2019

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE
2 CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)

ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant and zip code)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares	HELE	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.

On May 21, 2019, Helen of Troy Limited (the "Company") posted an investor presentation to its website at
http://investor.hotus.com/events-and-presentations/presentations/default.aspx. The information contained on this website is not included as a part of, or incorporated by reference into, this report. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and as incorporated herein by reference.
Additionally, on March 11, 2019, the Company announced a process to explore the divestiture of its Personal Care Business, which includes its liquid, powder and aerosol products under brands such as Pert, Brut, Sure and Infusium.  The Company conducted a sale process with the assistance of a financial advisor.  After considering its alternatives, the Company has decided to discontinue the formal sale process and to operate the highly profitable Personal Care Business to help fuel its Leadership Brands and other growth opportunities.
The management of the Company believes that with its strong cash flow and current low debt leverage ratio, discontinuing the formal process that explored the divestiture of the Personal Care Business does not negatively impact the Company’s ability to continue to pursue acquisition opportunities, strategic share repurchases, or a future divestiture of some or all of the Personal Care Business.  As with all of the Company’s non-Leadership Brands, the Company will continue to evaluate the role of each of its brands and products in supporting the Company’s long-term plans and explore options that it believes are most beneficial to the Company and its shareholders.
The information in this Current Report on Form 8-K, presented under Item 7.01 including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
99.1	Helen of Troy Limited Investor Day 2019, dated May 21, 2019

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: May 21, 2019	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

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